UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2022

The J. M. Smucker Company
(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Strawberry Lane
Orrville,	Ohio	44667-0280
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common shares, no par value	SJM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The J. M. Smucker Company (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) virtually on August 17, 2022, pursuant to the 2022 Proxy Statement and Notice of Annual Meeting of Shareholders sent on or about July 7, 2022 to all shareholders of record at the close of business on June 21, 2022. At the Meeting, 92,925,456 shares were represented in person or by proxy, which constituted a quorum. The final results for each of the matters submitted to a vote of the shareholders at the Meeting are set forth below.

1.The shareholders elected the following eleven Directors to each serve a one-year term expiring at the 2023 Annual Meeting of Shareholders. The votes on this proposal were as follows:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Susan E. Chapman-Hughes	80,415,350	902,670	147,392	11,460,044
Paul J. Dolan	78,750,163	2,556,678	158,571	11,460,044
Jay L. Henderson	80,103,608	1,196,705	165,099	11,460,044
Jonathan E. Johnson III	80,763,895	506,713	194,804	11,460,044
Kirk L. Perry	80,259,521	1,030,151	175,740	11,460,044
Sandra Pianalto	80,399,955	919,335	146,122	11,460,044
Alex Shumate	77,414,364	3,889,760	161,288	11,460,044
Mark T. Smucker	74,864,386	5,890,099	710,927	11,460,044
Richard K. Smucker	79,656,805	1,662,897	145,710	11,460,044
Jodi L. Taylor	79,983,233	1,335,778	146,401	11,460,044
Dawn C. Willoughby	78,386,832	2,926,295	152,285	11,460,044
2.The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2023. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
84,657,676	8,031,479	236,301	—

3.The shareholders approved, on an advisory basis, the Company’s executive compensation, as disclosed in the Company’s 2022 Proxy Statement. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
76,492,372	4,444,823	528,217	11,460,044

4.    Giving effect to the ten-votes-per-share provisions of the Company’s Amended Articles of Incorporation, the shareholders approved the amendments to the Company's Amended Articles of Incorporation to eliminate the time phased voting provisions. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
155,935,767	3,040,944	1,856,848	11,460,044

Item 9.01    Financial Statements and Exhibits.

(d)Exhibits

Exhibit	Exhibit Description
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Chief Legal and Compliance Officer and Secretary

Date: August 22, 2022

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